SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2005

NATCO Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 North Loop West, 7th Floor Houston, Texas	77092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

          On November 2, 2005, NATCO Group Inc. issued a press release announcing its financial and operating results for the third quarter ended September 30, 2005.  This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

Item 7.01          Regulation FD Disclosure.

          In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

          NATCO Group held a conference call on its third quarter 2005 earnings at 9:00 a.m., central time, on November 3, 2005. A recording of the call will be available on our web site for at least 90 days following the date of the call.

Item 9.01          Financial Statements and Exhibits.

(c)        Exhibits

             99.1     Press Release dated November 2, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2005

NATCO GROUP INC.

By:	/s/ RICHARD W. FITZGERALD

Richard W. FitzGerald
Senior Vice President &
Chief Financial Officer